UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017

RICE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of Principal Executive Offices) (Zip Code)

(724) 271-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01	Changes in Control of Registrant.

On June 19, 2017, Rice Energy Inc., a Delaware corporation (“Rice”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EQT Corporation, a Pennsylvania corporation (“EQT”), and Eagle Merger Sub I, Inc., a Delaware corporation and indirect wholly owned subsidiary of EQT (“Merger Sub”), pursuant to which EQT will acquire Rice in exchange for a combination of shares of EQT common stock, no par value, and cash. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Rice, with Rice continuing as the surviving entity and an indirect wholly owned subsidiary of EQT (the “Merger”). Immediately after the effective time of the Merger (the “Effective Time”), Rice shall be merged with and into an indirect wholly owned limited liability company subsidiary of EQT (“LLC Sub”), with LLC Sub continuing as the surviving entity in such merger as an indirect wholly owned subsidiary of EQT. The completion of the Merger is subject to satisfaction or waiver of several conditions, including the adoption of the Merger Agreement by Rice stockholders.

As a result of the Merger, immediately after the Effective Time, EQT will acquire beneficial ownership, indirectly through Rice Energy Operating LLC, a Delaware limited liability company and a subsidiary of Rice (“REO”), of 3,623 common units representing limited partnership interests in Rice Midstream Partners LP, a Delaware limited partnership (the “Partnership”), and 28,753,623 subordinated units representing limited interests in the Partnership, and all incentive distribution rights of the Partnership. Additionally, as a result of the Merger, EQT will indirectly own and control, indirectly through REO, Rice Midstream Management LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). EQT will therefore retain the right to appoint all members of the board of directors of the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

By:	Rice Midstream Management LLC,
its general partner

By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

Dated: June 21, 2017

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